SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934



Filed by the Registrant []

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       LONE STAR STEAKHOUSE & SALOON, INC.
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               (Name of Registrant as Specified In Its Charter)

                                GUY W. ADAMS
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box): NONE

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:
                              NONE
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         None
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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:
         Guy W. Adams
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     (4) Date Filed:
         March 15,01
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Item 1.  Date, Time and Place Information

(a)      Date, Time and Place of Meeting

      On or about June 9, 2001, or on such other date, and at such place and time as is fixed by Lone Star Steakhouse & Saloon, Inc.
      (the "Company").

Principal Executive Offices of the Registrant

      Guy W. Adams
      550 South Hope Street, Suite 1825
      Los Angeles, California 90071

      Telephone: (626) 445-8017

(b) Approximate date on which the Proxy Statement and form of Proxy is to be given to security holders:

      On or about March 16, 2001.

(c)      (1)      Deadline for submitting shareholder proposals and form of
                Proxy for the Registrant's Next Annual Meeting:

            December 21, 2000

(2) Date after which notice of a shareholder's proposal submitted after December 21, 2000 is considered untimely:

            March 16, 2001


Item 2. Revocability of Proxy

Any Proxy executed and returned by a stockholder to Guy W. Adams may be revoked at any time thereafter if written notice of revocation is given to Guy W. Adams, prior to the vote taken at the meeting. Any Proxy, executed and returned by a stockholder to Guy W. Adams may also be revoked by execution of a subsequent proxy which is presented to the meeting. Any Proxy executed and returned by a stockholder to Guy W. Adams may also be revoked by the stockholder attending the meeting and voting by ballot, except as to matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such attendance and voting by such stockholder.




Item 3.  Dissenters Right of Appraisal

       Not Applicable.


Item 4.  Persons Making the Solicitation

This solicitation is made by Guy W. Adams. Guy W. Adams has consented to be named in the Company's Proxy Statement, and has agreed to serve if elected.

Solicitations will be made by use of the mails and by informal meetings with one or more stockholders.

The cost of this solicitation will be borne by Guy W. Adams. Mr. Adams has spent $5,000 to date, and estimates that total expenditures will equal approximately $30,000.

If Mr. Adams is successful in this solicitation, he will seek reimbursement from the Company for the costs of solicitation, and does not expect that the issue of reimbursement will be submitted to a vote of stockholders.

Item 5.  Interest of Certain Persons in Matters to be Acted Upon

Guy W. Adams currently owns 1100 Shares of the Company's outstanding Common Stock, of which 1000 are own in his IRA Account and 100 are owned personally in his individual name. According to the Company's last proxy filed May 25, 2000, the Board is composed of five (5)
Directors divided into three (3) staggered classes,  each class expiring after a three (3) year term.  For the class expiring in
2001, only one Director position is shown expiring, which is
currently held by Jamie B. Coulter.    Mr. Adams is seeking to
have himself fill one seat up for re-election for the class expiring 2001 on the Company's Board of Directors. If successful
Mr. Adams will become a member of the Company's Board of Directors with a term which expires in 2004.

Mr. Adams is advised that the Company's Directors receive an annual fee of $5,000, and a fee of $1,250 for each Board of Directors' meeting attended and are reimbursed for their expenses. Directors are also entitled to receive grants of options under the Company's 1992 Directors Stock Option Plan. Generally, upon election to the Board, each director who is not an executive officer is granted a one-time stock option to acquire 40,000 shares of Common Stock and receives an annual option grant upon the anniversary date of 6,800 shares. The exercise price for such shares is equal to the closing sale price of the Common Stock as reported on NASDAQ on the date of grant.

Except for the above, Mr. Adams has no substantial interest, direct or indirect, by security holdings or otherwise, in the matter to be acted upon for which proxies are solicited.

Guy W. Adams' business address is as follows:

                  500 South Hope Street, Suite 1825
                  Los Angeles, California 90071

      Guy W. Adams' present principal occupation and the name, principal business and address of the corporation in which such employment is carried on, is as follows:

                  Business Consultant
                  GWA Capital
                  550 South Hope Street, Suite 1825
                  Los Angeles, California 90071

Guy W. Adams beneficially owns 1100 Shares of the Company's Common Stock directly. Mr. Adams owns no other shares of the Company's Common Stock, neither directly nor indirectly, neither beneficially nor nonbeneficially.

Set out below is information with respect to all securities of the Company purchased or sold by Guy W. Adams within the past two years:

Date Purchased or Sold        Shares Purchased        Shares Sold

February 21, 2001                 100
February 13, 2001                 500*
February 6, 2001                  500*
April 28, 2000                                           1000
March 10, 2000                                           4000 (Optioned)
February 29, 2000                1000
February 23, 2000                4000 (Optioned)


*Held in Mr. Adams' IRA


None of the funds used to purchase the aforesaid securities of the Company were borrowed funds. Guy W. Adams is currently not, nor has he ever been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Guy W. Adams has had no transactions of any nature with the Company or any
of its subsidiaries.   Guy W. Adams has no arrangement or understanding
with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Item 6.  Voting Securities and Principal Holders Thereof

      The Company reported in its 2000 Proxy Statement dated June 9, 2000, that it had 26,354,322 shares of Common Stock outstanding, each of which was entitled to one vote on all matters to come before the stockholders.

The record date for the Company's year 2001 Annual Shareholders' Meeting is not known at this time by Mr. Adams, but has been projected to be on or about April 14, 2001, which corresponds to the record date for the 2000 Annual Shareholders' Meeting.

Mr. Adams does not have current information as to the security ownership of management or of beneficial ownership of the Company's stock who own more than 5% of the Company's outstanding common stock, except that Chilton Investment Co., Inc. has reported publicly that it owns 5% or more.

Item 7.  Directors & Executive Officers

Guy W. Adams is nominating himself as a candidate to be elected to fill one seat on the Company's Board of Directors which comes up for election at the Company's next Annual (or Special) Stockholders'
Meeting.

Mr. Adams is President and Owner of GWA Capital (1996 to present), a Sole Proprietorship, investing his own capital in public and private equity transactions. Mr. Adams also consults with entities seeking to refinance or recapitalize. Previously, Mr. Adams served as an Investment Manager and Financial Advisor to Pacific Theatres Corporation and its affiliates (1989 - 1995) investing in public and private equity transactions. Mr. Adams had investment authority over funds in excess of ten million dollars. The Corporation is privately owned by the Forman family
(formerly, Forbes: 400 Richest People in America). He is a raduate of Louisiana State University, Bachelor of Science in Engineering, 1974 and Harvard Graduate School of Business Masters of Business Administration, 1984


Mr. Adams is not a party to any material proceeding adverse to the Company,or any subsidiary or affiliation, nor does he have any interest, material or otherwise, advice to the Company.

Mr. Adams has not engaged in any transactions of any kind with the Company or its subsidiaries.

Item 8.  Compensation of Directors and Executive Officers

Mr. Adams has no information as to compensation paid by the Company to its officers and directors except for the information set forth in the Company's Definitive Proxy Statement filed under the Securities Exchange Act of 1934, under date of May 25, 2000, and by this reference hereby incorporated herein. According to information discussed in the Proxy Statement, Mr. Adams' understanding of executive officer compensation in general is that Jamie B. Coulter and John D.
White receive an annual salary of $750,000 and $600,000, respectively.


Item 9.  Not Applicable.

Item 10.  Not Applicable

Item 11.  Not Applicable

Item 12.  Not Applicable

Item 13.  Not Applicable

Item 14.  Not Applicable

Item 15.  Not Applicable

Item 16.  Not Applicable

Item 17.  Not Applicable.

Item 18.  Not Applicable

Item 19.  Not Applicable

Item 20.  Voting Procedures

      According to the Company's Proxy Statement for its 2000 Annual Meeting of Shareholders, the following voting procedures apply:

Only stockholders of record at the close of business on the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Each outstanding share of Common Stock is entitled to one vote. Mr. Adams does not know if there are other classes of voting securities of the Company outstanding. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum. A pulrality of the votes properly cast at a meeting duly called and notified, at which a quorum is present, is required to elect a Director.


Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted for the election as Directors of the persons who have been nominated by the Board of Directors. The execution of a Proxy will in no way affect a stockholder's right to attend the meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-voters" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

Respectfully submitted,


     /s/ Guy W. Adams
         Guy W. Adams

Date: March 15, 2001


	FORM OF PROXY

 LONE STAR STEAKHOUSE & SALOON, INC.
PROXY SOLICITED ON BEHALF OF GUY W. ADAMS FOR
NEXT ANNUAL (OR SPECIAL) MEETING OF SHAREHOLDERS


The undersigned hereby constitutes and appoints GUY W.
ADAMS with full power of substitution, his (her/its) attorney and proxy to the undersigned to represent the undersigned and vote all shares of Lone Star Steakhouse & Saloon, Inc.'s
(the "Company") Common Stock which the undersigned would be entitled to vote if personally present at the next Annual
(or Special) Meeting of Shareholders, to be held on such date, and at such place and time as the Company determines, and at any postponement or adjournment thereof, in the following manner:

PROPOSAL 1.	ELECTION OF DIRECTOR WITH A TERM EXPIRING IN 2004

FOR the nominee listed	  AGAINST		ABSTAIN
below (except as marked	  the nominee		from vote
to the contrary below)    listed below

[  ]  Guy W. Adams 	 [  ]  Guy W. Adams	[   ]




(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)





(INSTRUCTION: To grant authority to vote for any other individual nominee not listed above, write that nominee's name in the space provided below)






Please sign exactly as name appears below. When shares are held in joint account, each owner should sign. When signing as attorney, trustee, executor, etc., so indicate. If a corporation, please sign full corporate name by authorized officer. If a partnership, sign in full the partnership name by the authorized person.

Date:     , 2001

Signed:
Number of
Shares Held          	Signed:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLYUSING THE ENCLOSED ENVELOPE to:

Guy W. Adams
550 South Hope Street, Suite 1825
Los Angeles, California 90071